UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2012

HOLOGIC, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Drive, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: On August 1, 2012, Hologic, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the U.S. Securities and Exchange Commission to report the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of April 29, 2012, by and among the Company, its wholly owned subsidiary Gold Acquisition Corp., and Gen-Probe Incorporated (“Gen-Probe”), pursuant to which Gen-Probe became a wholly-owned subsidiary of the Company.

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Original Filing to (i) include certain previously omitted schedules to Exhibits 10.1 and 10.2 to the Original Filing and (ii) present certain unaudited pro forma financial information of the Company in connection with the acquisition of Gen-Probe pursuant to Item 9.01 of Form 8-K. This Amendment continues to speak as of the date of the Original Filing, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a later date.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements and unaudited interim financial statements of Gen-Probe required by this item were previously filed with the Original Filing.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information required by this item is filed as Exhibit 99.3 hereto and is incorporated herein by reference. This financial information includes:

•	Overview
•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 23, 2012
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 24, 2011
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 23, 2012
•	Notes to unaudited pro forma condensed combined financial information

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the unaudited pro forma condensed combined financial information attached as Exhibit 99.3 hereto, the unaudited pro forma condensed combined financial information contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the unaudited pro forma condensed combined financial information, the Original Filing and the Company’s other filings with the U.S. Securities and Exchange Commission regarding these forward-looking statements.

(d) Exhibits.

Exhibit Number	Description
10.1**	Credit and Guaranty Agreement dated August 1, 2012 by and among Hologic, Inc., the guarantors party thereto and Goldman Sachs Bank USA.
10.2	Pledge and Security Agreement dated August 1, 2012 by and among Hologic, Inc., the guarantors party thereto and Goldman Sachs Bank USA.
99.1*	Audited consolidated financial statements of Gen-Probe Incorporated.
99.2*	Unaudited consolidated financial statements of Gen-Probe Incorporated.
99.3	Unaudited Pro Forma Condensed Combined Financial Information of Hologic, Inc.

*	Previously filed with the Original Filing.
**	Confidential treatment has been requested for certain portions of this Exhibit pursuant to Exchange Act Rule 24b-2. These portions have been omitted from the filing and submitted separately to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2012	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
Glenn P. Muir
Executive Vice President, Finance and Administration, and Chief Financial Officer